Stockholders' Equity	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Stockholders' Equity
Stockholders' Equity

Note 9. Stockholders’ Equity

On July 6, 2017, the Company sold to certain institutional investors an aggregate of 1,325,000 shares of common stock at a purchase price of $1.70 per share, for aggregate gross proceeds to the Company of $1,989,000, net of transaction expenses.

In a concurrent private placement, the Company also sold to each of the purchasers a warrant to purchase one half of a share of the common stock for each share purchased for cash in the offering, pursuant to a common stock purchase warrant, by and between the Company and each Purchaser (each, a “Warrant,” and collectively, the “Warrants”) representing in the aggregate rights to purchase 662,500 shares of common stock at the exercise price. The Warrants will be exercisable on January 6, 2018 at an exercise price of $2.35 per share and will expire on January 6, 2023.

The Warrants will be exercisable on a “cashless” basis if at any time after the six month anniversary there is not an effective registration statement for the resale of the warrant shares in place, or there is not a current resale prospectus then available.

Note 6: Stockholders’ Equity

In March 2015, the Company completed a public offering and issued approximately 1,437,000 shares of its common stock for approximately $21.4 million in net proceeds. Two of the Company’s executive officers between them purchased a total of 40,625 shares at the public offering price.

Stockholder Rights Plan

On November 10, 2010, the Company executed a rights agreement in connection with the declaration by the Company’s board of directors of a dividend of one preferred stock purchase right (a Right) to be paid on November 10, 2010 (the Record Date) for each share of the Company’s common stock issued and outstanding at the close of business on the Record Date. Each Right entitles the registered holder to purchase one one-thousandth of a share of Series AA Preferred Stock, $0.01 par value per share (a Preferred Share), of the Company at a price of $4.80 per one one-thousandth of a Preferred Share, subject to adjustment. The rights will not be exercisable until a third party acquires 15.0% of the Company’s common stock or commences or announces its intent to commence a tender offer for at least 15.0% of the common stock, other than holders of “grandfathered stock” as defined below.

“Grandfathered stock” refers to stock held by Carl E. Berg and his affiliates. The beneficial ownership threshold for a holder of grandfathered stock is 20%, rather than 15%. Under the rights agreement, certain shares beneficially owned by the firm of Ingalls & Snyder, or I&S, and its managed account beneficial owners collectively will not count toward the 15% beneficial ownership threshold that would trigger the rights as long as none of such shares are held for the purpose of acquiring control or effecting change or influence in control of the Company. Further, this exclusion applies only to shares of common stock for which I&S possesses only shared dispositive power and non-discretionary voting power. The rights agreement could delay, deter or prevent an investor from acquiring the Company in a transaction that could otherwise result in its stockholders receiving a premium over the market price for their shares of common stock.